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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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        Date of Report (Date of Earliest Event Reported): March 11, 2004
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                          UNITED INDUSTRIAL CORPORATION
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             (Exact Name of Registrant as Specified in its Charter)

                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)

             1-4252                                  95-2081809
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   (Commission File Number)             (I.R.S. Employer Identification No.)

     124 INDUSTRY LANE, HUNT VALLEY, MD                   21030
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  (Address of Principal Executive Offices)             (Zip Code)

                                 (410) 628-3500
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.
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                     (c)       Exhibits.
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                    99.1      Press release dated March 11, 2004, announcing the
                              Registrant's financial results for the quarter and year ended December 31, 2003.

Item 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
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           The information set forth in the press release issued by the
Registrant announcing financial results for the quarter and year ended December 31, 2003, attached hereto as Exhibit 99.1, is incorporated herein by reference.




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                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                United Industrial Corporation



                                                By: /s/ James H. Perry
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                                                    James H. Perry
                                                    Chief Financial Officer,
                                                    Vice President and Treasurer


Date: March 11, 2004




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                                  EXHIBIT INDEX

Exhibit No.  Exhibit
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99.1         Press release, dated March 11, 2004, announcing the Registrant's financial results for the quarter and year ended December 31, 2003.







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